UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/17/2009

FIRST CENTURY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-11671

WV	55-0628089
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P.O. Box 1559, Bluefield, WV 24701-1559
(Address of principal executive offices, including zip code)

304-325-8181
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On November 18, 2009, First Century Bankshares, Inc. ("First Century") issued a News Release announcing a cash dividend for the fourth quarter of 2009 of $0.15 per common share. This represents a 50% decrease over the 2008 fourth quarter total dividend of $0.30 per common share, which consisted of $0.27 per share regular dividend, and $0.03 per share special dividend.

This News Release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

    99.1       News Release issued on November 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CENTURY BANKSHARES, INC.

Date: November 18, 2009	By:	/s/ J. Ronald Hypes
J. Ronald Hypes
Treasurer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1